Exhibit 10.26

Berkadia Loan No. 01-0085683 & 01-0086643

payment GUARANTY Agreement

(PIP Reserve Funds)

This PAYMENT GUARANTY AGREEMENT (the “Agreement”), dated as of February 27, 2015 is made by American Realty Capital Hospitality Trust, Inc., a Maryland corporation (“Guarantor”), to and for the benefit of U.S. Bank National Association, as Trustee for the Registered Holders of EQTY 2014-INNS Mortgage Trust, Commercial Mortgage Pass-Through Certificates (“Lender”), with a mailing address at c/o Berkadia Commercial Mortgage LLC, 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002 (“Berkadia”).

RECITALS

A.           Pursuant to a certain Assumption and Release Agreement dated as of the date hereof (the “Assumption Agreement”), Lender is prepared to consent to the assumption (the “Assumption”) of a loan by ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I BHGL Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I PXGL Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I GBGL Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I NFGL Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company, ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership, ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership, and ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership (collectively, the “Borrowers”), from W2007 Equity Inns Realty, LLC, a Delaware limited liability company, and W2007 Equity Inns Realty, L.P., a Delaware limited partnership (collectively, the “Original Borrower”), in the original principal amount of $865,000,000.00, which loan is evidenced by that certain (i) Promissory Note A-1, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-1 Note”), from Original Borrower in the original principal amount of $519,000,000.00 (the “A-1 Loan”), and (ii) Promissory Note A-2, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-2 Note” and together with the A-1 Note, the “Note”), from Original Borrower in the original principal amount of $346,000,000.00 (the “A-2 Loan” and together with the A-1 Loan, the “Loan”), each in favor of German American Capital Corporation, a Maryland corporation (“Original Lender”). The Loan is evidenced by that certain Loan Agreement, dated as of April 11, 2014, as amended by that certain First Amendment to Loan Agreement, dated as of June 18, 2014 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and secured by the Mortgage (as defined in the Loan Agreement) encumbering the Properties. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, as amended by the Assumption Agreement.

B.           Original Lender transferred all of its rights, title and interest in the Loan to Lender pursuant to certain assignment documents, and Lender is the current holder of all of Original Lender’s interest in the Loan.

C.           As a condition to consenting to the Assumption of the Loan by Borrowers and pursuant to the terms of the Loan Agreement, Borrowers are required to deposit with Lender a sum sufficient for the payment and performance of certain Approved Future PIP Expenses and PIP Work (each term as defined in the Loan Agreement) to be incurred by Borrowers in the 24-month period immediately following the date hereof for the properties identified on the Future PIP Budget (as defined below) (the aggregate deposits made for such purpose as the same shall be subject to adjustment as provided in Section 1(b) below, the “Future PIP Reserve Account Deposit”).

D.           As of the date hereof, Borrower anticipates the total Future PIP Reserve Account Deposit to be $102,496,000.00, as reflected on the budget attached hereto and by this reference incorporated herein as Schedule I (as the same may be amended, restated or replaced from time to time, the “Future PIP Budget”). The Future PIP Budget also constitutes an Approved Flagging Budget for the purposes of the Loan Agreement.

E.           Concurrently, with the closing of the Assumption, Borrowers shall deposit an amount equal to $8,000,000.00 into the Future PIP Reserve Account (as defined in the Loan Agreement), which amount constitutes a portion of the Future PIP Reserve Account Deposit (the “Initial Future PIP Reserve Account Deposit”).

F.           Borrowers intend to make additional cash deposits into the Future PIP Reserve Account in accordance with the payment schedule attached hereto and by this reference incorporated herein as Schedule II, each of which shall constitute a portion of the Future PIP Reserve Account Deposit (each such deposit being referred to hereinafter as an “Additional Future PIP Reserve Account Deposit”).

G.           Guarantor has agreed to guarantee an amount equal to the difference of (i) the Future PIP Reserve Account Deposit less (ii) an amount equal to the sum of (x) the Initial Future PIP Reserve Account Deposit in accordance with the terms set forth in this Agreement and (y) to the extent actually received by Lender, any Additional Future PIP Reserve Account Deposits (the “Guaranteed Future PIP Reserve Account Deposit”).

H.           Lender agrees in accordance with the terms set for in this Agreement that the Guaranteed Obligations shall be automatically reduced by an amount equal to any Available FF&E Credit (as defined in the Loan Agreement) to be used for costs identified on the Future PIP Budget.

I.           As a condition to consenting to the Assumption of the Loan by Borrowers, Lender requires that Guarantor execute this Agreement to guarantee the Guaranteed Obligations as more particularly set forth herein.

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Guarantor is an owner of a direct or indirect interest in the Borrowers, and Guarantor will directly benefit from Lender’s consent to the Assumption of the Loan by Borrowers.

AGREEMENT

NOW, THEREFORE, to induce Lender to consent to the Assumption of the Loan by Borrowers and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees for the benefit of Lender, as follows:

1.           Nature and Scope of Guaranteed Obligations.

(a)          Guarantor hereby irrevocably and unconditionally guarantees to Lender the payment of the Guaranteed Obligations (as defined below) as and when the same shall be due and payable. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

(b)          As used herein, the term “Guaranteed Obligations” means the payment of all amounts constituting the Guaranteed Future PIP Reserve Account Deposit from time to time. The Guaranteed Obligations shall be reduced by an amount equal to any Available FF&E Credit to be used for costs identified on the Future PIP Budget.

Notwithstanding anything to the contrary contained herein, Guarantor hereby acknowledges and agrees that the Future PIP Reserve Account Deposit as of the date hereof is anticipated to be equal to approximately $102,496,000.00, and that such amount may increase or decrease as Approved Future PIP Expenses are finalized and PIP Work is completed for the properties identified on the Future PIP Budget. Guarantor further acknowledges and agrees that the Guaranteed Future PIP Reserve Account Deposit shall be adjusted to account for any increase or decrease in the Future PIP Reserve Account Deposit for the properties identified on the Future PIP Budget, and changes resulting from the finalization of Approved Future PIP Expenses and PIP Work anticipated with respect to the property located at 250 Johnny Dodds Boulevard, Mount Pleasant, SC 29464, commonly known as the Holiday Inn Charleston Mt. Pleasant (the “Holiday Inn Charleston PIP”), which expenses and costs shall be finalized within ninety (90) days of the date hereof. Guarantor further acknowledges and agrees that Guarantor shall deliver, or shall cause to be delivered, to Lender a revised budget reflecting any changes in the Approved Future PIP Expenses and PIP Work for which the Future PIP Reserve Account Deposit is required, including, but not limited to, a revised budget to account for the Holiday Inn Charleston PIP. Guarantor hereby acknowledges and agrees that Lender’s consent to the delivery of this Agreement as security for a portion of the Future PIP Reserve Account Deposit shall not be deemed to be Lender’s consent or agreement to accept a payment guaranty for any other Reserve Funds (as defined in the Loan Agreement) required to be deposited on or after the date hereof by Borrowers, or any other party, with Lender or Deposit Bank (as defined in the Loan Agreement) under the terms of the Loan Agreement or any of the other Loan Documents.

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(c)          This Agreement is an irrevocable, absolute, continuing guaranty of payment not a guaranty of collection. This Agreement may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor.

(d)          Upon the earlier of (x) the occurrence and continuation of an Event of Default, (y) Borrowers’ failure to make Additional Future PIP Reserve Account Deposits as set forth on Schedule II, or (z) Borrower’s failure to pay, or cause to be paid, any Approved Future PIP Expenses or costs for any PIP Work identified on the Future PIP Budget, Guarantor shall, immediately upon demand by Lender, pay the amount due on the Guaranteed Obligations to Lender at Lender’s address as set forth herein or as otherwise instructed by Lender.

(e)          Lender shall not be required (and Guarantor hereby waives any rights to require Lender), in order to enforce the obligations of Guarantor hereunder, first (i) to institute suit or otherwise exhaust its remedies against Borrowers or any other Persons (as defined in the Loan Agreement) liable on the Loan or the Guaranteed Obligations, if any, or against any other Person, (ii) to enforce Lender’s rights against any collateral given to secure the Loan, (iii) to enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, if any, (iv) to join any of the Borrowers or any other Persons liable on the Guaranteed Obligations, if any, in any action seeking to enforce this Agreement, (v) to exhaust any available remedies against any collateral given to secure the Loan, or (vi) to resort to any other means of obtaining payment of the Guaranteed Obligations.

2.          Release of Guaranteed Obligations. Guarantor shall be released from the Guaranteed Obligations and all other obligations under this Agreement upon the earlier to occur of the following: (i) Borrower has deposited or caused to be deposited into the Future PIP Reserve Account, including, without limitation, through the Initial Future PIP Reserve Account Deposit and any Additional Future PIP Reserve Account Deposits, amounts equal to the full amount of the Future PIP Reserve Account Deposit, acknowledging that the aggregate amount of such funds may not then be held in the Future PIP Reserve Account as the result of (a) such portions of the Future PIP Reserve Account Deposit and any Additional Future PIP Reserve Account Deposits that may have been deposited into the Future PIP Reserve Account and have been disbursed from such account in accordance with the terms and conditions set forth in Section 6.6 of the Loan Agreement, and (b) the application of any Available FF&E Credit towards the cost of the PIP Work and Approved Future PIP Expenses for which the Future PIP Reserve Account Deposit is required, (ii) Borrower has completed all PIP Work and paid all Approved Future PIP Expenses for which the Future PIP Reserve Account Deposit is required in accordance with the Loan Documents and the applicable Franchise Agreements, or (iii) the payment of the Loan in full. Upon the satisfaction of any condition above, upon the receipt by Lender of a request from Borrower, Lender shall confirm in writing the release of Guarantor from the Guaranteed Obligations and all other obligations under this Agreement.

3.          Indemnity. Guarantor agrees to indemnify and hold Lender harmless from any and all actual loss, cost, liability or expense in any way suffered, incurred or paid by Lender as a result of, or in any way arising from, Borrowers’ failure to perform the Guaranteed Obligations,

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including all actual out of pocket costs and expenses of collection (including reasonable attorney’s fees and disbursements) incurred by Lender to enforce this Agreement.

4.          Reinstatement of Obligations. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Guarantor or any of the Borrowers), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor which was rescinded or returned had never been made.

5.          Waivers by Guarantor. To the extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of:

(a)          Any right to require Lender to proceed against Borrowers or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Guarantor hereunder;

(b)          Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(c)          Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrowers, Lender, any endorser or creditor of any of the Borrowers or of Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(d)          Any defense based upon an election of remedies by Lender;

(e)          Any right or claim of right to cause a marshalling of the assets of Guarantor;

(f)          Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(g)          Any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrowers or the Properties, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of

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Borrowers, of the condition of the Properties and of any and all circumstances bearing on the risk that liability may be incurred by any Guarantor hereunder;

(h)          Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(i)          Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(j)          Any lack of commercial reasonableness in dealing with the collateral for the Loan;

(k)          Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed or indemnified against;

(l)          An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of any of the Borrowers) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the collateral for the Loan;

(m)          Any modifications of the Loan Documents or any obligation of Borrowers relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(n)          Any action, occurrence, event or matter consented to by Guarantor under Section 6(g) hereof, under any other provision hereof, or otherwise.

6.          General Provisions.

(a)          Recourse. All of the terms and provisions of this Agreement are recourse obligations of Guarantor.

(b)          Unsecured Obligations. Guarantor hereby acknowledges that Lender would not consent to the Assumption of the Loan by Borrowers but for the unsecured personal liability undertaken by Guarantor herein. Guarantor further hereby acknowledges that the obligations of Guarantor under this Agreement are not secured by the lien of the Mortgage or the other Loan Documents, it being the intent of Lender to create separate obligations of Guarantor hereunder which can be enforced against Guarantor without regard to the existence of the Mortgage or the other Loan Documents or the liens or security interests created therein.

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(c)          Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Mortgage, the Loan Agreement or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.

(d)          No Subrogation; No Recourse Against Lender. Any indebtedness of any of the Borrowers to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Agreement), together with any interest thereon, shall be, and such indebtedness is, hereby, deferred, postponed and subordinated to the prior payment in full of the Loan. Further, no Guarantor shall have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

(e)          Financial Statements. Guarantor shall deliver to Lender:

(a)          within 120 days after the end of each fiscal year of Guarantor, a complete copy of Guarantor’s annual financial statements in the form delivered to guarantor’s limited partners, together with a certificate of the general partner of Guarantor certifying that such annual financial statements are true, correct, accurate and complete and fairly present the financial condition and results of the operations of Guarantor;

(b)          within 90 days after the end of each fiscal quarter of Guarantor, financial statements in the form delivered to Guarantor’s limited partners, together with a certificate of the general partner of Guarantor certifying that, to the best of signer’s knowledge, such quarterly financial statements fairly present the financial condition and results of the operations of Guarantor in a manner consistent with GAAP (subject to year-end adjustments); and

(c)          20 days after request by Lender, such other financial information with respect to Guarantor as Lender may reasonably request.

(f)          Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Mortgage, the Loan Agreement and the other Loan Documents. Further, payments made by Guarantor under this Agreement (or any other indemnitor under separate agreement) shall not reduce in any respect Borrowers’ obligations and liabilities under the Note, the Mortgage, the Loan Agreement and the other Loan Documents.

(g)          Continuing Nature of Guaranty. Guarantor hereby consents and agrees that Lender may at any time and from time to time without further consent from Guarantor do any of the following events, and the liability of Guarantor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Guarantor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents or any sale or transfer of the Properties; (iii) any change in the composition of Borrowers, including, without limitation, the withdrawal or

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removal of Guarantor from any current or future position of ownership, management or control of Borrowers; (iv) the accuracy or inaccuracy of the representations and warranties made by Guarantor herein or by Borrowers in any of the Loan Documents; (v) the release of Borrowers or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Mortgage, mortgage assignments, Assumption Agreement or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) with respect to Lender the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrowers or any other person, shall limit, impair or release Guarantor’s obligations hereunder, affect this Agreement in any way or afford Guarantor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein. Notwithstanding anything to the contrary contained herein, Lender shall exercise good faith and fair dealing with respect to the Properties, the Loan Documents and the Guarantor.

(h)          Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

Section 1.2           (i)          Governing Law; Jurisdiction; Service of Process. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY GUARANTOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION RELATED HERETO, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION

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GOVERNS THIS AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)          ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AT LENDER’S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:

Corporation Service Company

1180 Avenue of the Americas, Suite 210

New York, NY 10036-8401

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND GUARANTOR AGREES THAT SERVICE OF PROCESS UPON SUCH RESPECTIVE AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS AND WHICH SUBSTITUTE AGENT SHALL BE THE SAME AGENT DESIGNATED BY BORROWERS UNDER THE LOAN AGREEMENT), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER

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PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY OTHER JURISDICTION.

(j)          Notices. All notices, demands, requests or other communications to be sent by one party to another hereunder or required by law shall be given and become effective as provided in the Assumption Agreement, provided that the address of Guarantor shall be as follows:

American Realty Capital Hospitality Trust, Inc. c/o American Realty Capital 405 Park Avenue New York, New York 10022 Facsimile No.: (212) 421-5799
and with a copy to:	Goodwin Procter LLP 53 State Street Boston, MA 02109 Attn: Samuel L. Richardson, Esq. Facsimile No.: (617) 523-1231

(k)          No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

(l)          Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(m)          Attorneys’ Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Guarantor agrees to pay to Lender any and all reasonable out of pocket costs and expenses, including, without limitation, attorneys’ fees, incurred by Lender as a result thereof.

(n)          Reliance. Lender would not consent to the Assumption of the Loan by Borrowers without this Agreement. Accordingly, Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Lender has consented to the Assumption of the

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Loan and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(o)          Waiver of Right To Trial By Jury. GUARANTOR AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE NOTE, THE MORTGAGES, THE LOAN AGREEMENT, THE ASSUMPTION AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTIES.

(p)          Exculpation of Certain Persons. Notwithstanding anything to the contrary contained in this Guaranty or any other Loan Document, no direct or indirect shareholder, partner, member, principal, Affiliate (other than any Borrower), employee, officer, trustee, director, agent or other representative of a Guarantor and/or of any of its Affiliates (each, a “Related Party”) shall have any personal liability for, nor be joined as party to, any action with respect to payment, performance or discharge of any covenants, obligations, or undertakings of any Guarantor under this Guaranty, and by acceptance hereof, Lender for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any Related Party under or by reason of or in connection with this Guaranty; except that any Related Party that is a party to any Loan Document or any other separate written guaranty, indemnity or other agreement given by such Related Party in connection with the Loan shall remain fully liable therefor and the foregoing provisions shall not operate to limit or impair the liabilities and obligations of such Related Parties or the rights and remedies of the Lender thereunder.

[Signatures on Following Page.]

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IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed as of the date first written above.

GUARANTOR:

American Realty Capital
Hospitality Trust, Inc., a Maryland
corporation

By:
Name:
Title:

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Schedule I

Future PIP Budget

(see attached)

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Schedule II

Additional Future PIP Reserve Account Deposits

1.          An amount equal to $4,000,000.00 on April 30, 2015.

2.          An amount equal to $12,500,000.00 on June 30, 2015.

3.          An amount equal to $25,000,000.00 on December 31, 2015.

4.          An amount equal to $2,000,000.00 on the last day of each calendar month in the 2016 calendar year.

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